N-CSRS 1 dncsrs.htm LEGG MASON INVESTMENT TRUST, INC.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09613

Legg Mason Investment Trust, Inc.

Name of Registrant:

100 International Drive, Baltimore, MD 21202

Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544
Or
Institutional Shareholder Services 1-888-425-6432

Date of fiscal year-end: December 31

Date of reporting period: December 31, 2009

Item 1.	Report to Shareholders.

The Annual Report to Stockholders is filed herewith.

Legg Mason Capital Management

Opportunity Trust

Investment Commentary and Annual Report to Shareholders December 31, 2009

Contents

Fund Objective

The Fund seeks long-term growth of capital.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Opportunity Trust. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

ii	Investment Commentary

Legg Mason Capital Management Opportunity Trust

Market Commentary

“In reality, those who repudiate a theory that they had once proposed, or a theory that they had accepted enthusiastically and with which they had identified themselves, are very rare. The great majority of them shut their ears so as not to hear the crying facts, and shut their eyes so as not to see the glaring facts, in order to remain faithful to their theories in spite of all and everything.”

— Maurice Arthus, Philosophy of Scientific Investigation, 1921

Mathematician Don Saari has noted the tendency for one or two variables to dominate complex systems with many more variables that need to be ordered, to the exclusion of the rest. In the complex adaptive system that is the stock market, that means there will be dominant narratives that most everyone agrees with and that seem to provide pat explanations for what has happened and predict what’s likely to happen.

Greedy bankers taking outsized risks caused the financial crisis is an example. Another is that the large U.S. current account deficit, a result of chronic over-consumption and under-saving, means the U.S. dollar will continue to weaken. Still others are that China and the other emerging economies’ rapid growth will drive commodity prices higher, or that an over-leveraged consumer will lead to a “new normal” of subdued growth and lower-than-expected stock market returns. Finally, the only way out of the immense deficits of the government and the bloated balance sheet of the Federal Reserve is through inflation.

These narratives take highly complex, tightly coupled, interdependent systems and collapse them into a simple story that explains and influences behavior. Eyeing the deficits, Marc Faber in Barron’s recently concluded, “We are all doomed.” Well, maybe, but probably not this year, which ought to be a good one for stocks.

At Legg Mason Capital Management, we are no different from others in that we try to understand the environment and make investment decisions based on information, analysis and judgment. Where we differ, though, is that we don’t make forecasts and conform portfolios to those forecasts, nor do we have theories which tell us what will be, or must be, as a result of what is or appears to be the case. We are data driven and try to observe and understand what the data seem to indicate, and leave the theories and predictions about what will or must happen to those with privileged access to the future. We do, of course, have beliefs that shape and influence how we interpret and weight the data, but those beliefs are in the form of provisional hypotheses, constantly subject to reformulation and change as the evidence warrants.

In our view, one thing the data support and the evidence warrants is the belief that the current consensus for economic growth for 2010 is too low, and that it’s likely expectations for profits growth are also too low. Both of these time series have been consistently revised higher since last year. Currently, the Bloomberg contributor composite survey of fifty-eight firms expects growth to be 2.7% in 2010 and 2.9% in 2011. Clearly,

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	iii

the consensus has embraced the “new normal” popularized by our friends at PIMCO. (The old normal given the depth and duration of this downturn would be for the real gross domestic product (“GDP”)i rebound to be 6% or more the first year.) The Federal Reserve Board (“Fed”)ii forecast is 3% for 2010 and 3.95% for 2011. Both of these forecasts are higher than they were in the previous survey, when the Fed was expecting growth of 2.7% while the consensus was at 1.8%.

Economists have estimated corporate profits growth to be 25% in 2010, again a number that has been consistently revised higher, as more than two-thirds of companies reporting in the second quarter beat expectations, and over 80% beat expectations in the third quarter. The economic team at International Strategy & Investment (“ISI”) reports that the incoming data are consistent with 35% profits growth in the first two quarters of 2010.

We of course don’t know what GDP or profits growth will be in 2010. History and the data, though, support a view that GDP ought to be 7% to 10%, if corporate profits are going to grow 25% to 35%.

The jobs data is likewise consistent with a rosier outlook than consensus, which has unemployment averaging 10% in 2010 (consensus) or 9.5% (Fed). The improvement in the jobs numbers through last week is more consistent with the robust employment growth we saw coming out of the 1982 recession, rather than the more tepid job growth experienced following the 1990 and 2001 recessions, which are the blueprints for the current consensus.

Most forecasts of the fourth quarter’s GDP now average 4%, but then drop back to 2.7% for the first quarter of 2010. Since inventories will still be in the process of being rebuilt (final demand never fell as much as production during the recession, leading to massive inventory liquidation), and the stimulus will still be going strong, and the economy is accelerating off the 2.2% third quarter growth, the sudden deceleration in the first quarter of 2010 seems more theory-driven than data driven at this point.

What about the stock market? It’s clear that economically things are getting better, not worse. In addition to GDP numbers, credit spreads have returned to some semblance of “normal,” and the bond market has seen record refinancings. Yet stocks still sell below where they sold after Lehman failed, when the world was falling apart. Even in the week after Lehman collapsed, the S&P 500 Indexiii traded as high as 1255, over 10% higher than the market is today.

In the parlance of Jesse Livermore, the path of least resistance for the stock market is higher, yet investor resistance to stocks as evidenced by what people are actually doing with their money remains resolutely in favor of bonds, with money continuing to be redeemed from U.S.-oriented equity mutual funds, while flows into bond funds are running at record levels.

This affinity for bonds over stocks is understandable when looking at the last ten years, but perverse, we believe, when looking at the likely course of the next ten. Bonds

The Investment Commentary is not a part of the Annual Report to Shareholders.

iv	Investment Commentary

crushed stocks the past ten years, with riskless Treasuries returning over 6% per year, while stocks lost money on average each year of the past ten. Ten years ago stocks were expensive; now, they are not.

In our view, in the next decade, the story is likely to be quite different. We believe that as the economy gradually (or quickly) recovers, the Fed will remove the extraordinary monetary accommodation it provided during the crisis and shrink its balance sheet. A neutral federal funds rateiv would be in the 2.5% range or thereabouts, perhaps higher. Long term, the ten-year Treasury ought to yield about the nominal growth rate of GDP, so somewhere in the 4.5% to 5.5% range, leading to substantial losses in Treasuries and probably investment grade corporates as well. High-yield bonds ought to do better, but they had their big move last year, rising over 50% and providing the best returns relative to equities ever. All this, though, assumes benign inflation of 2% to 3%. If the inflation bears are right, bonds will be a disaster.

Stocks are quite a different story. After spending ten years in the wilderness, high-quality U.S. large-capitalization stocks are cheap compared to bonds. Names such as Merck trade at 12x this year’s earnings and yield more than ten-year Treasuries. IBM has record earnings, trades at 12x this year’s expected results, buys back shares every year, and has grown its dividend 25% per year the past five years. Stocks have historically provided inflation protection that bonds cannot. Like Poe’s purloined letter, these values are hidden in plain sight.

In addition to large-cap stocks, so-called “low-quality” recovery names are still quite attractive, with many of them trading below book value. Regional banks, for example, were among the worst stocks in an otherwise good year in 2009, but have begun 2010 strongly. Many of them have ample capital, will see loan and credit losses peak this year, yet trade below tangible book value and, therefore, with a negative deposit premium. This year should also see a merger boom, as corporate balance sheets are mostly flush with cash, and profits are again headed higher. Health Care and Information Technology are fertile hunting grounds, as well.

Broadly, I think the names that trade at low valuations on traditional accounting factors such as low price-to-earningsv, low price-to-book vi, and low price-to-cash flow will be the winners this year. Companies whose stock prices already discount mid-cycle earnings, as many Materials and Industrial cyclicals do, may fare less well. Industrial metals prices have had very large moves, as has oil — both appear to be well ahead of fundamentals and are beneficiaries of the simple explanatory narratives noted above. If the Chinese continue their tightening cycle faster than the markets currently anticipate, those narratives could quickly unravel. It’s important to keep in mind that China is structurally short oil, and higher prices are not its friend.

The dollar remains a wild card that could underpin a strong stock market if its new-found strength against the euro continues, as investors in Europe appear to be substantially underweight U.S. equities. A euro at 1.25 to the dollar at the end of this year would not be a surprise, and it still would not be cheap.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	v

I think 2010 will be a good year for stocks, and a challenging one for bonds. We believe low inflation, good economic growth, ample liquidity, rising corporate profits, attractive valuations and continued investor skepticism should combine to move the market higher, perhaps substantially so. The current consensus appears to have the market up high single to low double digits. If the consensus is wrong, I think it will be because it is too low, not too high. At least that is what we believe the facts, data and evidence would lead one to believe, if one were unencumbered by a theory that says otherwise.

Opportunity Trust Comments

We believe the Fund remains positioned for a recovery, just as we were in 2009. Despite the rebound in many beaten down stocks, we believe a significant gap still exists between the amount of fundamental improvement certain companies will produce as the economy recovers and the expectations priced in. In fact, as investors remain pessimistic and skeptical, in the face of data that continues to suggest a stronger recovery than anticipated, we are tilting the portfolio slightly more toward recovery names.

So, despite the significant run the Fund had in 2009, we are quite optimistic about upside that remains in the portfolio. We still think there are great values in the market. The portfolio still has significant upside if the securities in the Fund were to return to their September 30, 2008 prices, which was an ugly period for the market as it was well into the housing and financial crisis after the seizure of Fannie Mae and Freddie Mac, the failure of Lehman and the “rescue” of AIG. On a longer-term basis, we believe the Fund has significant upside to our assessment of its central tendency of value.

On a separate note, we were happy to celebrate the Fund’s ten-year anniversary on December 30, 2009. It has been an exciting yet challenging period and we are proud that we were able to outperform the benchmark over the Fund’s life. Given the lackluster equity returns over the past decade, we think the next decade should be significantly better for the market, and with the Fund’s flexible strategy, we look forward to the future.

As always, we appreciate your support and welcome your comments.

Bill Miller, CFA

January 27, 2010

The Investment Commentary is not a part of the Annual Report to Shareholders.

vi	Investment Commentary

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Capital Management Opportunity Trust, and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Capital Management Opportunity Trust or Legg Mason Investor Services, LLC as to its accuracy or completeness. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

All investments are subject to risk including loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

vi	The price-to-book (“P/B”) ratio is a stock’s price divided by the stock’s per share book value.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Annual Report to Shareholders

Legg Mason Capital Management

Opportunity Trust

December 31, 2009

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Capital Management Opportunity Trust’s annual report for the year ended December 31, 2009.

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid — sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David R. Odenath President

January 29, 2010

2	Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Capital Management Opportunity Trust

Performance Review

For the twelve months ended December 31, 2009, Class C shares of Legg Mason Opportunity Trust, excluding sales charges, returned 83.14%. The Fund’s unmanaged benchmark, the S&P 500 Indexi, returned 26.46% for the same period. The Lipper Mid-Cap Core Funds Category Average1 returned 36.58% over the same time frame.

PERFORMANCE SNAPSHOT as of December 31, 2009 (excluding sales charges) (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason Capital Management Opportunity Trust:
Class A	40.21%	N/A
Class C	39.59%	83.14%
Class R	40.00%	83.86%
Class FI2	40.26%	83.61%
Class I2	40.44%	85.37%
S&P 500 Index	22.59%	26.46%
Lipper Mid-Cap Core Funds Category Average[1]	24.94%	36.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 387 funds for the six-month period and among the 369 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]	Prior to October 5, 2009, Class FI and Class I were known as the Financial Intermediary Class and Institutional Class, respectively.

Annual Report to Shareholders	3

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated May 1, 2009, the gross total operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.61%, 2.36%, 2.02%, 1.64% and 1.32%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Most major stock indices were up significantly in 2009. The S&P 500 Index was up 26.5%, its best year since 2003. As for the other U.S. indices, the Dow Jones Industrial Average (“DJIA”)ii and the NASDAQ Composite Index (“NASDAQ”)iii gained 22.7% and 45.4%, respectively. Globally, stocks fared better. Major indices were up 83% in China1, 57% in Hong Kong2, 21% in Japan3, 28% in the UK4, 115% in Russia5 and 77% in India6. Both growth and value strategies rebounded, although growth outperformed value as the Russell 1000 Growth Indexiv gained 37.2% versus the Russell 1000 Value Index v which returned 19.7%. The best performing S&P 500 Index sector was Information Technology, which gained 62% on the year, while the worst performing sector was Telecommunication Services, which posted a 9% rise. Financials, at the heart of many of the problems in 2008 and the beginning of 2009, gained 17% on the year.

[1]

Based on the Shanghai Stock Exchange Composite Index. The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

[2]

Based on the Hang Seng Index. The Hang Seng Index is a free-float capitalization-weighted index of a selection of companies from the Stock Exchange of Hong Kong. The components of the Index are divided into four sub-indices: Commerce and Industry, Finance, Utilities and Properties.

[3]	Based on the NIKKEI 225 Index. The NIKKEI 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.

[4]

Based on the FTSE 100 Index. The FTSE 100 Index comprises the 100 most highly capitalized blue-chip companies, representing approximately 81% of the UK market. It is used extensively as a basis for investment products, such as derivatives and exchange-traded funds.

[5]

Based on the MICEX Index. The MICEX Index is the real-time cap-weighted Russian composite index. It comprises thirty most liquid stocks of Russia’s largest and most developed companies from ten main economy sectors.

[6]

Based on the BSE Sensex 30 Index. The Bombay Stock Exchange Sensitive Index (Sensex) is a cap-weighted index. The selection of the index members has been made on the basis of liquidity, depth, and floating-stock-adjustment depth and industry representation. Sensex has a base date and value of 100 in 1978-1979. The Index uses free float.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Capital Management Opportunity Trust — Continued

	Total Returns
	One Month Ended 12/31/09	Three Months Ended 12/31/09	Twelve Months Ended 12/31/09
S&P 500 Index	1.9%	6.0%	26.5%
DJIA	1.0%	8.1%	22.7%
NASDAQ Composite Index	5.9%	7.2%	45.4%
S&P MidCap 400 Indexvi	6.3%	5.6%	37.4%
Russell 2000 Indexvii	8.1%	3.9%	27.2%
Dow Jones U.S. Total Stock Market Indexviii	2.8%	5.8%	28.6%
S&P 100 Indexix	0.8%	5.9%	22.3%
Russell 1000 Growth Index	3.1%	7.9%	37.2%
Russell 1000 Value Index	1.8%	4.2%	19.7%

We expected 2009 to be an up-year based on the long-term investment opportunities presented by undemanding stock valuations at the start of the year. However, we were fully aware that, long-term attractiveness not-withstanding, the current economic environment would be very challenging and be in a constant tug-of-war with attractive valuations. The challenging economic conditions won out to start the year, with the market, as measured by the S&P 500 Index, declining 25% from January 1 st to March 9th as bank capital and liquidity concerns, talk of the government nationalizing the financial system, and worsening economic data spooked investors. However, the market rocketed off of its March 9th bottom, gaining over 67% through the end of the reporting period. The rally was helped by a series of positive bank developments, including better-than-expected first quarter profits and a positive outcome from the government’s stress tests. Additionally, the economic data began to get less worse, and it became increasingly clear that the economic doomsday scenario embedded in stock prices was not coming to pass. This change in market psychology was evident in various measures of risk aversion. The Volatility Index (“VIX”)x fell 62% from its January 20th high of 57 to close the year at 22. High-yield bond spreads fell almost ten percentage points from the March 9 th bottom. Despite the declining risk premia throughout the rally, investors remained skeptical. The brief pullbacks in the market were met with increases in the CBOE put/call ratio. This signaled that investors were still gun-shy following the bear market of 2008 and were quick to protect their gains.

Annual Report to Shareholders	5

From a high-level perspective, the Fund benefited from being positioned for a U.S. economic recovery by overweighting early-cycle segments of the market like Financials and Consumer Discretionary. The Fund’s overweight position in Financials, relative to the S&P 500 Index, was the most overweight sector in the Fund. The Fund’s Financials holdings generated an 83% return, easily trouncing the 17% return of the S&P 500 Financial Indexxi. Significant contributors within Financials included Assured Guaranty Ltd., Bank of America Series L Convertible Preferred, Citigroup Inc. Series T Preferred and XL Capital Ltd. Other key contributors to performance were Amazon.com Inc., which benefited from the continued shift to online shopping as well as increasingly cost-conscious consumers amid the downturn; Expedia Inc., which benefited from increased demand for its sales channel amid a weak travel environment; and Sprint Nextel Corp., which finally showed signs of a turnaround in its subscriber base.

Bill Miller, CFA

Samantha McLemore, CFA

January 19, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Assured Guaranty Ltd. (6.4%), UAL Corp. (4.9%), The AES Corp. (4.7%), XL Capital Ltd. (4.6%), Sprint Nextel Corp. (4.4%), Level 3 Communications Inc. (4.2%), Hartford Financial Services Group Inc. (4.1%), Bank of America Corp. (4.1%), NII Holdings Inc. (3.9%) and Citigroup Inc. (3.9%). Please refer to pages 20 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (41.2%), Consumer Discretionary (17.9%), Telecommunication Services (12.5%), Industrials (10.9%) and Information Technology (10.3%). The Fund’s portfolio composition is subject to change at any time.

6	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Capital Management Opportunity Trust — Continued

RISKS: Investment in shares of this Fund is more volatile and risky than some other forms of investment. Investments in securities that involve special circumstances may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns. The Fund may suffer significant losses on assets that the Fund sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. This Fund can invest in debt securities, which can be subject to interest rate, credit, and inflation risk. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

As a “non-diversified” fund, an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuation, social, economic and political risks. A fund that invests in smaller companies may involve higher risks than a fund that invests in larger, more established companies. Bonds are subject to a variety of risks including interest rate, credit and inflation. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. All investments are subject to risk including loss of principal. Past performance is no guarantee of future results. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
iv

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Annual Report to Shareholders	7

[v]	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
[v]i	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
[v]ii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Dow Jones U.S. Total Stock Market Index measures the performance of all U.S. equity securities with readily available prices.
ix	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.
[x]

VIX is a volatility index for the Chicago Board Options Exchange, known by its ticker symbol, VIX. It is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index.

xi	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month end.

8	Annual Report to Shareholders

Expense Example (unaudited)

Legg Mason Capital Management Opportunity Trust

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on July 1, 2009 and held through December 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Annual Report to Shareholders	9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During the Period[1] 7/1/09 - 12/31/09
Class A
Actual	$1,000.00	$1,402.10	$8.48
Hypothetical (5% return before expenses)	1,000.00	1,018.15	7.12
Class C2
Actual	$1,000.00	$1,395.90	$11.96
Hypothetical (5% return before expenses)	1,000.00	1,015.22	10.06
Class R
Actual	$1,000.00	$1,400.00	$9.80
Hypothetical (5% return before expenses)	1,000.00	1,017.04	8.24
Class FI3
Actual	$1,000.00	$1,402.60	$7.93
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.67
Class I3
Actual	$1,000.00	$1,404.40	$5.82
Hypothetical (5% return before expenses)	1,000.00	1,020.37	4.89

[1]

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.40%, 1.98%, 1.62%, 1.31% and 0.96% for Class A, Class C, Class R, Class FI and Class I shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 365.

[2]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[3]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

10	Annual Report to Shareholders

Performance Information (Unaudited)

Fund Performance

Average Annual Total Returns[1]
	Without Sales Charges[2]
	Class A		Class C3		Class R		Class FI4		Class I4
Six Months Ended 12/31/09	40.21	%†	39.59	%†	40.00	%†	40.26	%†	40.44	%†
Twelve Months Ended 12/31/09	N/A		83.14		83.86		83.61		85.37
Five Years Ended 12/31/09	N/A		–5.52		N/A		–4.91		–4.51
Ten Years Ended 12/31/09	N/A		1.99		N/A		N/A		N/A
Inception* through 12/31/09	94.68	†	1.99		–14.36		–2.41		2.69

	With Sales Charges[5]
	Class A		Class C3		Class R		Class FI4		Class I4
Six Months Ended 12/31/09	32.22	%†	38.59	%†	40.00	%†	40.26	%†	40.44	%†
Twelve Months Ended 12/31/09	N/A		82.14		83.86		83.61		85.37
Five Years Ended 12/31/09	N/A		–5.52		N/A		–4.91		–4.51
Ten Years Ended 12/31/09	N/A		1.99		N/A		N/A		N/A
Inception* through 12/31/09	83.43	†	1.99		–14.36		–2.41		2.69

Cumulative Total Returns[1]
Without Sales Charges[2]
Class A (Inception date of 2/3/09 through 12/31/09)	94.68%
Class C3 (12/31/99 through 12/31/09)	21.82
Class R (Inception date of 12/28/06 through 12/31/09)	–37.27
Class FI4 (Inception date of 2/13/04 through 12/31/09)	–13.38
Class I4 (Inception date of 6/26/00 through 12/31/09)	28.73

†	Not annualized.

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[3]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[4]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

[5]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for the Class A, Class C, Class R, Class FI and Class I shares are February 3, 2009, December 30, 1999, December 28, 2006, February 13, 2004 and June 26, 2000, respectively.

Annual Report to Shareholders	11

Legg Mason Capital Management Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class A and Class C1 shares and an initial $1,000,000 investment in Class R, Class FI2 and Class I2 shares, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

12	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $10,000 Investment — Class A Shares

Hypothetical illustration of $10,000 invested in Class A shares on February 3, 2009 (commencement of operations), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	13

Growth of a $10,000 Investment — Class C1 Shares

Hypothetical illustration of $10,000 invested in Class C shares on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

14	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	15

Growth of a $1,000,000 Investment — Class FI1 Shares

Hypothetical illustration of $1,000,000 invested in Class FI shares on February 13, 2004 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

16	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Growth of a $1,000,000 Investment — Class I1 Shares

Hypothetical illustration of $1,000,000 invested in Class I shares on June 26, 2000 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sales charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

Annual Report to Shareholders	17

Portfolio Composition (as of December 31, 2009)1

(As a percentage of the portfolio)

Top 10 Holdings (as of December 31, 2009)1

Security	% of Net Assets
Assured Guaranty Ltd.	6.4%
UAL Corp.	4.9%
The AES Corp.	4.7%
XL Capital Ltd.	4.6%
Sprint Nextel Corp.	4.4%
Level 3 Communications Inc.	4.2%
Hartford Financial Services Group Inc.	4.1%
Bank of America Corp.	4.1%
NII Holdings Inc.	3.9%
Citigroup Inc.	3.9%

[1]	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

18	Annual Report to Shareholders

Performance Information (Unaudited) — Continued

Selected Portfolio Performance2

Strongest performers for the year ended December 31, 2009
1.	AP Alternative Assets, LP	446.7%
2.	XL Capital Ltd	419.8%
3.	Genworth Financial Inc.	301.1%
4.	Expedia Inc.	212.3%
5.	Amazon.com Inc.	162.3%
6.	MannKind Corp.	155.4%
7.	Red Hat Inc.	133.7%
8.	Level 3 Communications Inc.	118.6%
9.	Health Net Inc.	113.9%
10.	Ning Inc.	103.9%

Weakest performers for the year ended December 31, 2009
1.	Spot Runner Inc.	–86.2%
2.	Sermo Inc. Series C Cv. Pfd	–64.0%
3.	Citigroup Inc.	–50.5%
4.	Eastman Kodak Co.	–35.9%
5.	MGM Mirage	–33.7%
6.	Convera Corp.	–7.7%
7.	Delta Air Lines Inc.	–0.7%
8.	Domus Co. Investment Holdings LLC	0.0%
9.	Pangaea One LP	6.9%
10.	Aston Capital Partners LP (L-1)	10.3%

[2]	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.

Annual Report to Shareholders	19

Portfolio Changes

New positions established during the six months ended December 31, 2009	Positions completely sold during the six months ended December 31, 2009
Apollo Investment Corp.	Centex Corp.
Ares Capital Corp.	CIT Group Inc.
Citigroup Inc.*	Citigroup Capital Series W Pfd.
Human Genome Sciences Inc.	Citigroup Inc. Series AA Pfd.
JPMorgan Chase & Co. — Warrants	Citigroup Inc. Series T Pfd.
MGIC Investment Corp.	Fontainebleau Equity Holdings, LLC
Pennymac Mortgage Investment Trust	Fontainebleau Resorts, LLC Pfd 12.5%
Pulte Homes Inc.	Lane Five Partners L.P.
Sermo Inc. Convertible Demand Note	OpenTable Inc.
Starwood Property Trust Inc.	Starwood Property Trust Inc.
Zillow Inc. Series C Preferred

*	Result of a preferred to common conversion.

20	Annual Report to Shareholders

Portfolio of Investments

Legg Mason Capital Management Opportunity Trust

December 31, 2009

	Shares/Par	Value

Common Stocks and Equity Interests — 100.0%

Consumer Discretionary — 17.9%
Hotels, Restaurants and Leisure — 3.6%
Boyd Gaming Corp.	2,818,305	$23,589,213	A
International Game Technology	1,100,000	20,647,000
MGM Mirage	2,899,725	26,445,492	A

		70,681,705

Household Durables — 4.3%
Lennar Corp.	2,422,244	30,932,056
Pulte Homes Inc.	2,670,581	26,705,810	A
The Ryland Group Inc.	1,331,687	26,234,234

		83,872,100

Internet and Catalog Retail — 6.1%
Amazon.com Inc.	390,000	52,462,800	A,H
Expedia Inc.	2,600,000	66,846,000	A

		119,308,800

Leisure Equipment and Products — 3.7%
Eastman Kodak Co.	17,400,000	73,428,000	A,B

Media — 0.2%
Spot Runner Inc.	10,250,359	3,690,129	B,C,D,E

Financials — 37.5%
Capital Markets — 1.2%
Apollo Investment Corp.	1,000,000	9,530,000
Ares Capital Corp.	1,185,183	14,755,528

		24,285,528

Consumer Finance — 2.2%
SLM Corp.	3,741,132	42,162,558	A

Diversified Financial Services — 8.0%
Bank of America Corp.	5,400,000	81,324,000
Citigroup Inc.	22,941,800	75,937,357

		157,261,357

Annual Report to Shareholders	21

	Shares/Par	Value

Financials — Continued
Insurance — 22.5%
Aflac Inc.	1,000,000	$46,250,000
Assured Guaranty Ltd.	5,800,000	126,208,000
Genworth Financial Inc.	4,700,000	53,345,000	A
Hartford Financial Services Group Inc.	3,500,000	81,410,000
Prudential Financial Inc.	900,000	44,784,000
XL Capital Ltd.	4,900,000	89,817,000

		441,814,000

Real Estate Investment Trusts (REITs) — 2.7%
Ellington Financial LLC	2,500,000	47,500,000	B,C,D,E,F
Pennymac Mortgage Investment Trust	287,483	4,938,958	A

		52,438,958

Real Estate Management and Development — 0.5%
Domus Co. Investment Holdings LLC	95,000,000	10,288,500	C,D,E

Thrifts and Mortgage Finance — 0.4%
MGIC Investment Corp.	1,500,000	8,670,000	A

Health Care — 6.1%
Biotechnology — 3.0%
Human Genome Sciences Inc.	475,000	14,535,000	A
MannKind Corp.	5,112,777	44,787,927	A

		59,322,927

Health Care Providers and Services — 3.1%
CIGNA Corp.	700,000	24,689,000
Health Net Inc.	1,500,000	34,935,000	A

		59,624,000

Industrials — 10.9%
Airlines — 8.3%
Delta Air Lines Inc.	5,900,000	67,142,000	A
UAL Corp.	7,486,941	96,656,408	A

		163,798,408

22	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management Opportunity Trust — Continued

	Shares/Par	Value

Industrials — Continued
Professional Services — 2.6%
Monster Worldwide Inc.	2,895,600	$50,383,440	A

Information Technology — 6.7%
Internet Software and Services — 1.9%
Market Leader Inc.	4,513,007	9,477,315	A,B
Yahoo! Inc.	1,700,000	28,526,000	A

		38,003,315

Software — 4.8%
CA Inc.	1,400,000	31,444,000
Convera Corp.	4,443,889	1,079,865	A,B
Red Hat Inc.	2,000,000	61,800,000	A

		94,323,865

Investment Funds — 3.7%
AP Alternative Assets, LP	3,750,000	24,600,000	C,E
Aston Capital Partners LP	25,000,000	13,555,000	C,D,E
Pangaea One LP	38,838,236	33,389,231	B,C,D,E

		71,544,231

Telecommunication Services — 12.5%
Diversified Telecommunication Services — 4.2%
Level 3 Communications Inc.	53,758,302	82,250,202	A

Wireless Telecommunication Services — 8.3%
NII Holdings Inc.	2,300,000	77,234,000	A
Sprint Nextel Corp.	23,700,000	86,742,000	A,H

		163,976,000

Utilities — 4.7%
Independent Power Producers and Energy Traders — 4.7%
The AES Corp.	6,900,000	91,839,000	A

Total Common Stocks and Equity Interests (Cost — $2,030,234,368)		1,962,967,023

Annual Report to Shareholders	23

	Rate	Maturity Date	Shares/Par	Value

Preferred Stocks — 5.8%

Financials — 2.3%
Commercial Banks — 2.3%
Fifth Third Bancorp	8.500%		380,000	$45,220,000	B,G

Information Technology — 3.5%
Internet Software and Services — 3.5%
Ning Inc.	0.000%		7,796,420	64,710,286	B,C,D,E,G
Sermo Inc. Series C Cv.	0.000%		2,783,874	5,010,973	B,C,D,E,G

				69,721,259

Total Preferred Stocks (Cost — $63,017,170)				114,941,259
Corporate Bonds and Notes — 0.1%

Information Technology — 0.1%
Internet Software and Services — 0.1%
Sermo Bridge Loan	1.000%	1/1/49	$1,194,085	1,194,085	B,C,E

Total Corporate Bonds and Notes (Cost — $1,194,085)				1,194,085
Warrants — 1.4%
Diversified Financial Services — 1.4%
JPMorgan Chase and Co.	0.000%	10/28/18	2,000,000	26,660,000	A

Total Warrants (Cost — $21,500,000)				26,660,000

Repurchase Agreements — 1.4%
JPMorgan Chase & Co., 0.000%, dated 12/31/09, due 1/4/10; Proceeds at maturity — $12,698,897; (Fully collateralized by various U.S. government agency obligations, 3.125% to 4.500% due 2/15/11 to 6/10/11; Market value — $12,972,739)	$12,698,897	12,698,897

24	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Capital Management Opportunity Trust — Continued

	Shares/Par	Value
Repurchase Agreements — Continued
Goldman Sachs & Co., 0.000%, dated 12/31/09, due 1/4/10; Proceeds at maturity — $13,136,801; (Fully collateralized by U.S. government agency obligation, 1.125% due 12/15/11; Market value — $13,408,854)	$13,136,801	$13,136,801
JPMorgan Chase & Co., (0.500%), dated 12/31/09, due 1/4/10; Proceeds at maturity — $2,258,026; (Fully collateralized by U.S. government agency obligation, 5.250% due 6/25/21; Market value — $2,305,327)	2,258,151	2,258,151

Total Repurchase Agreements (Cost — $28,093,849)		28,093,849
Total Investments — 108.7% (Cost — $2,144,039,472#)		2,133,856,216
Other Assets Less Liabilities — (8.7)%		(169,976,884)

Net Assets — 100.0%		$1,963,879,332

A	Non-income producing.

B

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2009, the total market value of Affiliated Companies was $284,699,884, and the cost was $406,131,948.

C	Restricted Security.

D	Illiquid security. At December 31, 2009, the value of these securities amounted to $178,144,119 or 9.1% of net assets.

E	Security is valued in good faith at fair value by or under the direction of the Board of Directors.

F

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, unless otherwise noted, represent 2.42% of net assets.

G	Convertible Security — Security may be converted into the issuer’s common stock.

H	All or a portion of this security is pledged to cover future purchase commitments at December 31, 2009.

#	Aggregate cost for federal income tax purposes is $2,139,070,210.

See notes to financial statements.

Annual Report to Shareholders	25

Statement of Assets and Liabilities

Legg Mason Capital Management Opportunity Trust

December 31, 2009

Assets:
Investment securities at value:
Affiliated companies (Cost – $406,131,948)		$284,699,884
Non-affiliated companies (Cost – $1,709,813,675)		1,821,062,483
Short-term securities at value (Cost – $28,093,849)		28,093,849
Cash		1,117
Receivable for securities sold		22,635,422
Receivable for fund shares sold		1,811,190
Dividends receivable		531,777

Total assets		2,158,835,722
Liabilities:
Payable for borrowings against line of credit	$185,000,000
Payable for fund shares repurchased	5,106,738
Accrued management fee	1,267,902
Accrued distribution and service fees	1,238,759
Interest payable	629,401
Payable for securities purchased	402,500
Accrued expenses	1,311,090

Total liabilities		194,956,390

Net Assets		$1,963,879,332

Net assets consist of:
Accumulated paid-in-capital		$4,076,287,888
Undistributed net investment income		6,142,703
Accumulated net realized loss on investments		(2,108,368,003)
Net unrealized depreciation of investments		(10,183,256)

Net Assets		$1,963,879,332

Net Asset Value Per Share:
Class A (and redemption price) (8,964,493 shares outstanding)		$9.52
Class CA,B (150,606,217 shares outstanding)		$9.45
Class R (and redemption price) (1,556,611 shares outstanding)		$9.80
Class FIC (and redemption price) (3,280,988 shares outstanding)		$9.86
Class IC (and redemption price) (40,160,051 shares outstanding)		$10.14
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)		$10.10

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment.

C	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

See notes to financial statements.

26	Annual Report to Shareholders

Statement of Operations

Legg Mason Capital Management Opportunity Trust

For the Year Ended December 31, 2009

Investment Income:
Dividends and interest income:
Affiliated companies	$10,712,523
Non-affiliated companies	14,057,611

Total income			$24,770,134
Expenses:
Management fees (Note 2)	11,650,773
Distribution and service fees (Notes 2 and 5)	11,527,626
Interest expense	2,003,161
Transfer agent and shareholder servicing expenses (Note 5)	960,934
Audit and legal fees	469,014
Shareholder reports expenses (Note 5)	363,622
Registration fees	95,415
Directors’ fees and expenses	84,224
Custodian fees	69,098
Other expenses	406,151

	27,630,018
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(188,500)

Net expenses			27,441,518

Net Investment Loss			(2,671,384)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on investments	(413,809,984	)A
Change in unrealized appreciation/(depreciation) of investments	1,340,469,582

Net Realized and Unrealized Gain on Investments			926,659,598
Change in Net Assets Resulting From Operations			$923,988,214

A	Includes $16,681,450 of net realized loss on the sale of shares of Affiliated Companies.

See notes to financial statements.

Annual Report to Shareholders	27

Statement of Changes in Net Assets

Legg Mason Capital Management Opportunity Trust

	For the Years Ended December 31,
	2009		2008
Change in Net Assets:
Net investment loss	$(2,671,384)		$(28,587,258)
Net realized loss	(413,809,984)		(1,657,145,067)
Change in unrealized appreciation/(depreciation)	1,340,469,582		(2,197,715,285)
Change in net assets resulting from operations	923,988,214		(3,883,447,610)
Distributions to shareholders from:
Net investment income:
Net realized gain on investments:
Class CA	—		(363,569,305)
Class R	—		(1,852,358)
Class FIB	—		(117,011,460)
Class IB	—		(83,363,099)
Change in net assets from fund share transactions:
Class A	46,681,059	C	—
Class CA	(240,614,532)		(848,139,804)
Class R	1,676,416		9,523,376
Class FIB	(1,709,434)		(684,755,812)
Class IB	(1,669,164)		(120,873,283)
Change in net assets	728,352,559		(6,093,489,355)
Net Assets:
Beginning of year	1,235,526,773		7,329,016,128
End of year	$1,963,879,332		$1,235,526,773
Undistributed net investment income	$6,142,703		$4,248,520

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

C	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

See notes to financial statements.

28	Annual Report to Shareholders

Statement of Cash Flows

Legg Mason Capital Management Opportunity Trust

For the Year Ended December 31, 2009
Cash flows provided (used) by operating activities:
Interest and dividends received	$25,833,361
Operating expenses paid	(24,497,891)
Interest paid	(2,233,861)
Net purchases of short-term investments	(28,093,849)
Purchases of long-term investments	(396,382,079)
Proceeds from disposition of long-term investments	623,111,913
Net Cash Provided By Operating Activities	197,737,594
Cash flows provided (used) by financing activities:
Proceeds from sale of shares	253,104,293
Payments on shares redeemed	(459,828,483)
Proceeds from loan	85,000,000
Repayment of loan	(80,000,000)
Net Cash Used By Financing Activities	(201,724,190)
Net decrease in cash	(3,986,596)
Cash, Beginning of year	3,987,713
Cash, End of year	$1,117
Reconciliation of increase in net assets from operations to net cash flows provided (used) by operating activities:
Increase in Net Assets From Operations	$923,988,214
Increase in investments, at value	(838,770,602)
Increase in payable for securities purchased	402,500
Decrease in interest and dividends receivable	1,063,227
Decrease in receivable for securities sold	110,344,489
Decrease in interest payable	(230,700)
Increase in accrued expenses	940,466
Total Adjustments	(726,250,620)
Net Cash Flows Provided By Operating Activities	$197,737,594

See notes to financial statements.

Annual Report to Shareholders	29

Financial Highlights

Legg Mason Capital Management Opportunity Trust

For a share of each class of capital stock outstanding:

Class A:

Period Ended December 31,
2009A
Net asset value, beginning of period	$4.89
Investment operations:
Net investment incomeB	.01
Net realized and unrealized gain	4.62
Total from investment operations	4.63
Net asset value, end of period	$9.52
Total returnC	94.68%
Ratios to Average Net Assets:D
Total expenses (including interest expense)E	1.41%
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyE	1.41%
Expenses (including interest expense) net of all reductionsE	1.41%
Expenses (excluding interest expense) net of all reductionsE	1.27%
Net investment income	.14%
Supplemental Data:
Portfolio turnover rate	24.6%
Net assets, end of period (in thousands)	$85,327

A	February 3, 2009 (commencement of operations) to December 31, 2009.

B	Computed using average daily shares outstanding.

C

Performance figures, exclusive of sales charges, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D	Annualized.

E

Total expenses including interest expense reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses including interest expense net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, expense waivers and/or expense reimbursements.

See notes to financial statements.

30	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Capital Management Opportunity Trust — Continued

For a share of each class of capital stock outstanding:

Class C:A

	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.16		$16.86		$18.94		$16.72		$15.67
Investment operations:
Net investment loss	(.03	)B	(.10	)B	(.19	)B	(.06	)B	(.15)
Net realized and unrealized gain/(loss)	4.32		(10.01)		(.11)		2.30		1.20
Total from investment operations	4.29		(10.11)		(.30)		2.24		1.05
Distributions from:
Net investment income	—		(.00	)C	—		—		—
Net realized gain on investments	—		(1.59)		(1.78)		(.02)		—
Total distributions	—		(1.59)		(1.78)		(.02)		—
Net asset value, end of year	$9.45		$5.16		$16.86		$18.94		$16.72
Total returnD	83.14%		(65.49)%		(1.57)%		13.41%		6.70%
Ratios to Average Net Assets:
Total expenses (including interest expense)E	2.05%		2.22%		2.36%		2.25%		2.08%
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyE	2.05%		2.22%		2.36%		2.25%		2.08%
Expenses (including interest expense) net of all reductionsE	2.05%		2.22%		2.36%		2.25%		2.08%
Expenses (excluding interest expense) net of all reductionsE	1.92%		1.95%		1.99%		1.91%		1.84%
Net investment loss	(.41)%		(.86)%		(.93)%		(.37)%		(.97)%
Supplemental Data:
Portfolio turnover rate	24.6%		51.7%		44.2%		14.2%		29.7%
Net assets, end of year (in thousands)	$1,423,839		$984,198		$4,632,504		$4,722,622		$3,778,018

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C	Amount less than $.01 per share.

D

Performance figures, exclusive of CDSC, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

E

Total expenses including interest expense reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses including interest expense net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, expense waivers and/or expense reimbursements.

See notes to financial statements.

Annual Report to Shareholders	31

For a share of each class of capital stock outstanding:

Class R:

	Years Ended December 31,
	2009		2008		2007		2006A
Net asset value, beginning of year	$5.33		$17.27		$19.28		$19.37
Investment operations:
Net investment income/(loss)	(.01	)B	(.11	)B	.05	B	—
Net realized and unrealized gain/(loss)	4.48		(10.24)		(.28)		—
Total from investment operations	4.47		(10.35)		(.23)		—
Distributions from:
Net realized gain on investments	—		(1.59)		(1.78)		(.09)
Total distributions	—		(1.59)		(1.78)		(.09)
Net asset value, end of year	$9.80		$5.33		$17.27		$19.28
Total returnC	83.86%		(65.32)%		(1.18)%		(.47)%
Ratios to Average Net Assets:
Total expenses (including interest expense)D	1.71%		1.88%		2.36%		1.69	%E
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyD	1.71%		1.88%		2.36%		1.69	%E
Expenses (including interest expense) net of all reductionsD	1.71%		1.88%		2.36%		1.69	%E
Expenses (excluding interest expense) net of all reductionsD	1.57%		1.62%		2.02%		—	%E,F
Net investment income (loss)	(.08)%		(.95)%		.24%		(1.34	)%E
Supplemental Data:
Portfolio turnover rate	24.6%		51.7%		44.2%		14.2%
Net assets, end of year (in thousands)	$15,249		$6,810		$11,535		$10
A	December 28, 2006 (commencement of operations) to December 31, 2006.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

D

Total expenses including interest expense reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses including interest expense net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, expense waivers and/or expense reimbursements.

E	Annualized.

F	Amount less than .01%.

See notes to financial statements.

32	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Capital Management Opportunity Trust — Continued

For a share of each class of capital stock outstanding:

Class FI:A

	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.37		$17.33		$19.28		$16.90		$15.73
Investment operations:
Net investment income/(loss)	.01	B	.05	B	(.03	)B	.05	B	(.03)
Net realized and unrealized gain/(loss)	4.48		(10.42)		(.14)		2.35		1.20
Total from investment operations	4.49		(10.37)		(.17)		2.40		1.17
Distributions from:
Net realized gain on investments	—		(1.59)		(1.78)		(.02)		—
Total distributions	—		(1.59)		(1.78)		(.02)		—
Net asset value, end of year	$9.86		$5.37		$17.33		$19.28		$16.90
Total returnC	83.61%		(65.20)%		(.87)%		14.21%		7.44%
Ratios to Average Net Assets:
Total expenses (including interest expense)D	2.37%		1.50%		1.67%		1.54%		1.39%
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyD	1.59%		1.50%		1.67%		1.54%		1.39%
Expenses (including interest expense) net of all reductionsD	1.59%		1.50%		1.67%		1.54%		1.39%
Expenses (excluding interest expense) net of all reductionsD	1.46%		1.23%		1.30%		1.19%		1.15%
Net investment income (loss)	.07%		.38%		(.16)%		.27%		(.24)%
Supplemental Data:
Portfolio turnover rate	24.6%		51.7%		44.2%		14.2%		29.7%
Net assets, end of year (in thousands)	$32,355		$20,483		$1,705,269		1,404,852		$806,276

A	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

D

Total expenses including interest expense reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses including interest expense net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, expense waivers and/or expense reimbursements.

See notes to financial statements.

Annual Report to Shareholders	33

For a share of each class of capital stock outstanding:

Class I:A

	Years Ended December 31,
	2009		2008		2007		2006		2005
Net asset value, beginning of year	$5.47		$17.59		$19.48		$17.02		$15.78
Investment operations:
Net investment income	.05	B	.02	B	.03	B	.12	B	.06
Net realized and unrealized gain/(loss)	4.62		(10.55)		(.14)		2.36		1.18
Total from investment operations	4.67		(10.53)		(.11)		2.48		1.24
Distributions from:
Net realized gain on investments	—		(1.59)		(1.78)		(.02)		—
Total distributions	—		(1.59)		(1.78)		(.02)		—
Net asset value, end of year	$10.14		$5.47		$17.59		$19.48		$17.02
Total returnC	85.37%		(65.15)%		(.55)%		14.58%		7.86%
Ratios to Average Net Assets:
Total expenses (including interest expense)D	.99%		1.18%		1.32%		1.20%		1.04%
Expenses (including interest expense) net of waivers and/or expense reimbursements, if anyD	.99%		1.18%		1.32%		1.20%		1.04%
Expenses (including interest expense) net of all reductionsD	.99%		1.18%		1.32%		1.20%		1.04%
Expenses (excluding interest expense) net of all reductionsD	.86%		.91%		.96%		.86%		.80%
Net investment income	.63%		.15%		.16%		.71%		.13%
Supplemental Data:
Portfolio turnover rate	24.6%		51.7%		44.2%		14.2%		29.7%
Net assets, end of year (in thousands)	$407,109		$224,036		$979,708		$650,376		$505,091

A	On October 5, 2009, Institutional Class shares were renamed Class I shares.

B	Computed using average daily shares outstanding.

C

Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

D

Total expenses including interest expense reflects operating expenses prior to any expense waivers, expense reimbursements and/or compensating balance credits. Expenses including interest expense net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any expense waivers and/or expense reimbursements. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits, expense waivers and/or expense reimbursements. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, expense waivers and/or expense reimbursements.

See notes to financial statements.

34	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Capital Management Opportunity Trust

1.  Organization and Significant Accounting Policies

Legg Mason Investment Trust, Inc. (“Corporation”), consisting of the Legg Mason Capital Management Opportunity Trust (formerly known as Legg Mason Opportunity Trust) (“Fund”), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

The Fund offers five classes of shares: Class A, Class C (formerly known as Primary Class), Class R, Class FI (formerly known as Financial Intermediary Class) and Class I (formerly known as Institutional Class). The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and/or service fees, which are charged only on Class A, Class C, Class R and Class FI shares. Transfer agent and shareholder servicing expenses are determined separately for each class.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Corporation’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

Annual Report to Shareholders	35

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common Stocks and Equity Interests:
Consumer Discretionary	$347,290,605	—	$3,690,129	$350,980,734
Financials	679,132,401	—	57,788,500	736,920,901
Investment Funds	—	$24,600,000	46,944,231	71,544,231
Other	803,521,157	—	—	803,521,157

Total Common Stocks and Equity Interests	1,829,944,163	24,600,000	108,422,860	1,962,967,023

Preferred stocks	45,220,000	—	69,721,259	114,941,259
Corporate bonds and notes	—	—	1,194,085	1,194,085
Warrants	26,660,000	—	—	26,660,000

Total long-term investments	$1,901,824,163	$24,600,000	$179,338,204	$2,105,762,367

Short-term investments†	—	28,093,849	—	28,093,849

Total investments	$1,901,824,163	$52,693,849	$179,338,204	$2,133,856,216

†	See Portfolio of Investments for additional detailed categorizations.

36	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Opportunity Trust — Continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks and Equity Interests	Preferred Stocks	Corporate Bonds & Notes	Total
Balance as of December 31, 2008	$124,257,776	$54,850,237	—	$179,108,013
Accrued premiums/discounts	—	—	—	—
Realized gain/(loss)(1)	(39,399,766)	(59,226,083)	—	(98,625,849)
Change in unrealized appreciation (depreciation)(2)	42,257,460	82,910,064	—	125,167,524
Net purchases (sales)	(18,692,610)	(8,812,959)	$1,194,085	(26,311,484)
Net transfers in and/or out of Level 3	—	—	—	—

Balance as of December 31, 2009	$108,422,860	$69,721,259	$1,194,085	$179,338,204

Net change in appreciation (depreciation) for investments in securities still held at December 31, 2009(2)	$(3,685,663)	$24,070,460	$0	$20,384,797

(1)	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

(2)

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral

Annual Report to Shareholders	37

securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Commission Recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended December 31, 2009 the Fund did not receive any commission rebates.

38	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Opportunity Trust — Continued

(e) Restricted Securities. Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined under policies approved by the Board of Directors in absence of readily ascertainable market values.

Security	Number of Units/ Shares/ Interest	Acquisition Date(s)		Cost	Fair Value at 12/31/09	Value per Unit/ Share	Percent of Net Assets	Distributions Received	Open Commitments
AP Alternative Assets, LP	3,750,000	06/06		$75,000,000	$24,600,000	$6.56	1.25%	—	—
Aston Capital Partners LP	25,000,000	11/05		25,000,000	13,555,000	$0.54	0.69%	—	—
Domus Co. Investment Holdings LLC	95,000,000	04/07		95,000,000	10,288,500	$0.11	0.52%	—	—
Ellington Financial LLC	2,500,000	08/07		50,000,000	47,500,000	$19.00	2.42%	$6,250,000	—
NING Inc.	7,796,420	07/07		25,000,000	64,710,286	$8.30	3.30%	—	—
Pangaea One LP	38,838,236	—	A	38,838,236	33,389,231	$0.86	1.70%	119,006	$34,991,958	C
Sermo Inc., Series C Pfd.	2,783,874	08/07		25,000,000	5,010,973	$1.80	0.26%	—	—
Sermo Inc., Convertible Demand Note	1,194,085	12/09		1,194,085	1,194,085	$1.00	0.06%	—	—
Spot Runner Inc.	10,250,359	—	B	50,000,006	3,690,129	$0.36	0.19%	—	—

				$385,032,327	$203,938,204		10.39%	$6,369,006	$34,991,958

A	Acquisition dates were 08/07, 09/07, 01/08, 03/08, 05/08, 08/08, 10/08, 12/08, 02/09, 05/09, 08/09 and 11/09.
B	Acquisition dates were 03/07, 06/07, 01/08.
C	In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2009, the Fund had open commitments of $34,991,958.

(f) Illiquid Securities. Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

(g) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use

Annual Report to Shareholders	39

of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Market Price Risk. The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

(l) Share Class Accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating Balance Agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank.

(n) Other. In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

40	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Opportunity Trust — Continued

(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$7,959,453	$403	$(7,959,856)
(b)	(3,393,886)	3,393,886	—

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to a book/tax differences in the treatment of investments in partnerships.

2. Investment Management Agreement and Other Transactions with Affiliates

The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Average Daily Net Assets	Annual Rate
up to $100 million	1.00%
in excess of $100 million	0.75

Legg Mason Capital Management, Inc. (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

Annual Report to Shareholders	41

Prior to September 30, 2009, Legg Mason Fund Adviser, Inc. (“LMFA”) served as administrator to the Fund under an administrative services agreement with LMM. For LMFA’s services to the Fund, LMM (not the Fund) paid LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA had agreed to waive indefinitely all fees payable to it under the agreement. The Fund’s agreement with LMFA provided that certain expense reimbursements be made to the Fund.

On September 30, 2009, Legg Mason Partners Funds Advisor, LLC (“LMPFA”) replaced LMFA. Effective upon the substitution, LMPFA assumed the rights and responsibilities of LMFA under its administrative services agreement. For the year ended December 31, 2009, the Fund was reimbursed for expenses amounting to $188,500 under the administrative services agreement.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. On February 1, 2009 Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 1.00% for shares bought by investors on or after that date, which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

During the year ended December 31, 2009, LMIS and its affiliates did not receive sales charges on sales of Class A shares. In addition, for the year ended December 31, 2009, CDSC paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	$1,000	$29,000

LMM, LMCM, LMFA, LMPFA and LMIS are corporate affiliates and wholly-owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (“Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments
Purchases	$396,784,579
Sales	498,446,475

42	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Opportunity Trust — Continued

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$662,654,800
Gross unrealized depreciation	(667,868,794)

Net unrealized depreciation	$(5,213,994)

4. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2009, the Fund did not invest in any derivative instruments.

5. Class Specific Expenses, Waivers and/or Expense Reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays service and/or distribution fees, based on the Fund’s Class A, Class C, Class R and Class FI shares average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class A	N/A	0.25%
Class C	0.75%	0.25%
Class R*	0.25%	0.25%
Class FIC*	N/A	0.25%

*	The Rule 12b-1 plans for Class R and Class FI of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Class FI, respectively.

For the year ended December 31, 2009, class specific expenses were as follows:

	Distribution and Service Fees	Transfer Agent and Shareholder Servicing Expenses	Shareholder Reports Expenses**
Class AA	$140,962	$49,989	$52,992
Class CB	11,273,586	646,494	219,419
Class R	53,049	23,186	1,713
Class FIC	60,029	209,737	66,163
Class IC	—	31,528	23,335

Total	$11,527,626	$960,934	$363,622

Annual Report to Shareholders	43

A	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

**	For the period January 1, 2009 through September 10, 2009. Subsequent to September 10, 2009 these expenses were accrued as common fund expenses.

For the year ended December 31, 2009, waivers and/or expense reimbursements from LMFA and LMPFA to each class were as follows:

Waivers/ Reimbursements
Class AA	—
Class CB	—
Class R	—
Class FIC	$188,500
Class IC	—

Total	$188,500

A	For the period February 3, 2009 (commencement of operations) to December 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

6. Lines of Credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 4, 2010. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2009.

The Fund may borrow for investment purposes, also known as “leveraging,” from separate lines of credit totaling $200 million (“Leveraging Credit Agreements”). These 364-day revolving Leverage Credit Agreements mature on March 4, 2010. Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreements bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.

44	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Opportunity Trust — Continued

For the year ended December 31, 2009, the Fund had average daily borrowings from the Leveraging Credit Agreements of $131,931,507 at an average annual interest rate of 1.54%. As of December 31, 2009, the Fund had $185 million in borrowings outstanding.

7. Capital Shares

At December 31, 2009, there were 100,000,000, 650,000,000, 500,000,000, 250,000,000 and 200,000,000 shares authorized at $0.001 par value for the Class A, Class C, Class R, Class FI and Class I, respectively, of the Fund.

Share transactions were as follows:

	Year Ended December 31, 2009				Year Ended December 31, 2008
	Shares		Amount		Shares	Amount
Class A
Shares sold	11,963,061	A	$65,461,543	A	—	—
Shares repurchased	(2,998,568	)A	(18,780,484	)A	—	—

Net Increase	8,964,493	A	$46,681,059	A	—	—

Class CB
Shares sold	12,405,360		$78,696,773		25,269,062	$282,360,878
Shares issued on reinvestment	—		—		29,151,312	362,666,317
Shares repurchased	(52,561,223)		(319,311,305)		(138,466,704)	(1,493,166,999)

Net Decrease	(40,155,863)		$(240,614,532)		(84,046,330)	$(848,139,804)

Class R
Shares sold	975,348		$7,179,435		1,096,489	$15,096,882
Shares issued on reinvestment	—		—		144,490	1,852,359
Shares repurchased	(696,497)		(5,503,019)		(631,112)	(7,425,865)

Net Increase	278,851		$1,676,416		609,867	$9,523,376

Class FIC
Shares sold	1,898,098		$13,983,001		47,867,085	$643,197,695
Shares issued on reinvestment	—		—		9,064,235	116,837,991
Shares repurchased	(2,432,822)		(15,692,435)		(151,511,926)	(1,444,791,498)

Net Decrease	(534,724)		$(1,709,434)		(94,580,606)	$(684,755,812)

Annual Report to Shareholders	45

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
Class IC
Shares sold	10,877,227	$85,348,786	13,496,218	$175,557,270
Shares issued on reinvestment	—	—	6,264,058	82,247,074
Shares repurchased	(11,651,781)	(87,017,950)	(34,514,801)	(378,677,627)

Net Decrease	(774,554)	$(1,669,164)	(14,754,525)	$(120,873,283)

A	For the period February 3, 2009 (commencement of operations) through December 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C	On October 5, 2009, Financial Intermediary Class and Institutional Class shares were renamed Class FI and Class I shares, respectively.

8. Transactions With Affiliated Companies

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2009:

Company	Affiliate Mkt Value at 12/31/08	Purchased		Sold		Amortization Div/Interest Income	Affiliate Mkt Value at 12/31/09	Realized Gain/Loss
		Cost	Shares/Par	Cost	Shares/Par
Assured Guaranty Ltd.A	$65,911,836	$565,038	87,352	$1,271,962	69,092	$1,049,767	—	$492,873
Convera Corp.	1,199,850						$1,079,865
Eastman Kodak Co.B	—	39,284,116	11,110,800				73,428,000
Ellington Financial LLC	31,875,000					6,250,000	47,500,000
Fifth Third BancorpB	—	13,763,168	400,000	1,796,864	20,000	3,293,750	45,220,000	$1,050,866
MannKind Corp.A	23,707,999			11,769,533	1,799,176		—	(7,038,147)
Market Leader Inc.	7,672,112						9,477,315
Ning, Inc.	31,731,429						64,710,286
Pangaea One, LP	18,806,606	12,276,853	N/A	76,869	N/A	119,006	33,389,231
Sermo Inc., Series C Pfd.	13,919,370						5,010,973
Sermo Inc., Convertible Demand NoteB	—	1,194,085	1,194,085				1,194,085
Spot Runner, Inc.	26,650,933						3,690,129
Zillow, Inc., Series C Pfd.A	5,624,372			8,812,958	4,326,440		—	(11,187,042)

	$227,099,507	$67,083,260		$23,728,186		$10,712,523	$284,699,884	$(16,681,450)

A	This company is no longer an Affiliated Company.

B	At the beginning of the reporting period, this company did not have Affiliate status because the Fund owned less than 5% of the company’s voting securities.

46	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Capital Management Opportunity Trust — Continued

9. Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

Distributions Paid From:	2009	2008
Net Long-term Capital Gains	—	$565,796,222

Total Distributions Paid	—	$565,796,222

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(2,041,376,364)
Other book/tax temporary differences(a)	(65,818,198)
Unrealized appreciation/(depreciation)(b)	(5,213,994)

Total accumulated earnings/(losses) — net	$(2,122,408,556)

*	As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(1,206,785,839)
12/31/2017	(834,590,525)

$(2,041,376,364)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and differences in the book/tax treatment of limited partnership investments.

Annual Report to Shareholders	47

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Investment Trust, Inc. and to the Shareholders of Legg Mason Capital Management Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Opportunity Trust (the “Fund”) at December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 23, 2010

48	Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORSB:
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1998	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979-1997).
Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc., and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1998	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders	49

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).
Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999-2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996-1999); Partner, Price Waterhouse LLP (accounting and auditing) (1984-1996).

50	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORSC:
Fetting, Mark R. (1954) Chairman and Director	Director since 2001 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000)
Murphy, Jennifer W. (1964) Director	Since 1999	1	None	Chief Operating Officer of LMM LLC since 1999; President, CEO and Director of Legg Mason Capital Management, Inc. and predecessors since 1998.
Odenath, David R. (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (2003-2008) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of Prudential Investments; Senior Vice President (1999-2008) of Prudential Financial, Inc.; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc. (investment banking).

Annual Report to Shareholders	51

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (2006-present); President and CEO of Smith Barney Fund Management LLC and Chairman, President and CEO of Citi Fund Management Inc. (“CFM”) (formerly registered investment adviser) (since 2002); formerly, Managing Director of Citigroup Global Markets, Inc. (prior to 2006); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005)
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason & Co. (since 2005); Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at Citigroup Asset Management (“CAM”) (1996-2005); Chief Financial Officer and Treasurer of certain mutual funds associated with CAM (2004-2005); Controller of certain mutual funds associated with CAM (2002-2004)
Frenkel, Robert I. (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason & Co. (2003-Present); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000-2005); Secretary of CFM (2001-2004)

52	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason & Co. (2006-present); Managing Director of Compliance at Legg Mason & Co. (2005-present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA Funds and certain affiliates; Managing Director of Compliance at CAM (2002-2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING FUNDS INVESTOR SERVICES AT 1-800-822-5544 OR INSTITUTIONAL SHAREHOLDER SERVICES AT 1-888-425-6432 OR ON THE SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Annual Report to Shareholders	53

Board Consideration of Legg Mason Capital Management Opportunity Trust’s Investment Management and Investment Advisory Agreements (Unaudited)

At its November 2009 meeting, the Fund’s Board of Directors (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with LMM LLC (the “Manager”) and the advisory agreement (the “Advisory Agreement”) between Legg Mason Capital Management, Inc. (the “Adviser”) and the Manager. The directors who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), met on October 14, 2009, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Directors, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Directors received presentations from the Manager and the Adviser, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, the Manager and the Adviser provided supplemental materials as requested. The Independent Directors further discussed renewal of the Management and Advisory Agreements in executive sessions held on November 5 and 6, 2009.

In voting to approve continuance of the Agreements, the Board, including the Independent Directors, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment

54	Annual Report to Shareholders

Board Consideration of Legg Mason Capital Management Opportunity Trust’s Investment Management and Investment Advisory Agreements (Unaudited) — Continued

management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Directors noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that as of June 30, 2009, this Fund’s underperformance resulted in fifth quintile 1, 3 and 5 year performance rankings. However, the Board also considered more recent favorable performance, which resulted in first quartile performance for the one-year ended September 30, 2009. The Board also concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board noted that the Adviser’s investment style is relatively more volatile and was disproportionately negatively impacted by the extreme market and credit conditions in 2008 and 2009. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps recently

Annual Report to Shareholders	55

taken by the Adviser to improve performance and risk awareness. As a result, the Board concluded that it was in the best interest of the Fund to approve renewal of the Management and Advisory Agreements.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fee waivers and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and the Board considered that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (fourth quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2009, which corresponds to Legg Mason’s most

56	Annual Report to Shareholders

Board Consideration of Legg Mason Capital Management Opportunity Trust’s Investment Management and Investment Advisory Agreements (Unaudited) — Continued

recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert I. Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services, Inc.

Quincy, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Opportunity Trust

LEGG MASON CAPITAL MANAGEMENT OPPORTUNITY TRUST

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Opportunity Trust. This report is not authorized for distribution to prospective investors in the Legg Mason Capital Management Opportunity Trust unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-088/A (2/10) SR10-1031

NOT PART OF THE ANNUAL REPORT

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer.

(a)	Legg Mason Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2) The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2008 – $53,000

Fiscal Year Ended December 31, 2009 – $48,000

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2008 – $4,500

Fiscal Year Ended December 31, 2009 – $4,500

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2) There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2008 – $314,000

Fiscal Year Ended December 31, 2009 – $314,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure that (1) the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and (2) that information required to be disclosed is properly communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate, to allow timely decisions regarding the required disclosures.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form.

(1) The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2) Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b) Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust, Inc.

/s/ DAVID R. ODENATH
David R. Odenath
President and Director Legg Mason Investment Trust, Inc.

Date: March 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ DAVID R. ODENATH
David R. Odenath
President and Director, Legg Mason Investment Trust, Inc.

Date: March 3, 2010

/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Investment Trust, Inc.

Date: March 3, 2010